                              DYNAMARK CORPORATION



                                    FORM 10-K



                     For the fiscal year ended July 31, 1997




                                    EXHIBITS

                                  Exhibit 10.3


                              DYNAMARK CORPORATION
                                  56 Dune Road
                         Atlantic Beach, New York 11909



Mr. Allan P. Rothstein
56 Dune Road
Atlantic Beach, New York  11905

Dear Mr. Rothstein:

                This shall confirm our agreement to extend your Employment Agreement dated August 1, 1997 to August 1, 1998 upon the same terms and conditions as presently in effect. Kindly confirm your agreement by signing below where indicated.

                                           DYNAMARK CORPORATION

                                           By: /s/ ALLAN P. ROTHSTEIN
                                               -----------------------------
                                               Allan P. Rothstein, Secretary


Agreed to as of the 30th day
of October, 1997



/s/ ALLAN P. ROTHSTEIN
----------------------------
Allan P. Rothstein